Exhibit 10.19q

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

ADMINISTRATIVE AGENT ACTION NO. 18

This ADMINISTRATIVE AGENT ACTION NO. 18 (this “Action”), dated as of May 27, 2016 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), [***], in its capacity as a Committed Lender (“[***] Committed Lender”), and Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) under the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.Each Group Agent has provided their consent to an Incremental Loan Commitment Increase of up to $350,000,000, pursuant to and subject to the terms of Required Group Agent Action No. 13 dated March 23, 2016, by and among the parties hereto and the Group Agents (“GAA 13”).

B.[***], in its capacity as a Committed Lender (“[***] Committed Lender”), has agreed to assign $[***] of its Commitment to [***].

C.[***] Committed Lender has further agreed to increase its Commitment by $40,000,000 (the “Incremental Amount”).

D.Upon the effectiveness of this Action and subject to the terms and conditions of the Loan Agreement, [***] Committed Lender agrees to provide Commitments to the Borrower under the Loan Agreement in an aggregate principal amount equal to $[***] (the “Commitment Increase”).

E.The Borrower and the Administrative Agent desire to amend the Loan Agreement in respect of the Commitment Increase as set forth herein.

Administrative Agent Action No. 18

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendments. Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)Annex 3 to the Loan Agreement is hereby amended and restated in its entirety as set forth in Exhibit 1 attached hereto.

Section 2.Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)The Administrative Agent and the Borrower acknowledge the Commitment Increase pursuant to GAA 13 and Section 2.9 of the Loan Agreement (and notwithstanding any requirements set forth in Section 2.9 of the Loan Agreement, but without limiting Section 3 hereof).

(b)The Administrative Agent consents to the amendments as set forth in Section 1 hereof pursuant to Section 9.14(b) of the Loan Agreement.

Section 3.Conditions Precedent. This Action shall be effective upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

(b)The Administrative Agent shall have received counterparts of the Assignment and Acceptance Agreement, executed and delivered by each of [***] Committed Lender and [***] Committed Lender.

(c)The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the increase in the Commitments provided for in this Action and (ii) certifying that each of the conditions set forth in Section 2.9(e) (except clause (x) thereof) of the Loan Agreement has been met as of the Effective Date.

(d)The Administrative Agent shall have received (i) for its own account, all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith and (ii) solely for the account of [***] Committed Lender, a commitment fee equal to the product of 1.0% and the Incremental Amount.

2	Administrative Agent Action No. 18

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 4.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 5.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

3	Administrative Agent Action No. 18

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[***],
as a Committed Lender

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

Acknowledged by:
[***],
as a Group Agent

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

[Signature Page to Administrative Agent Action No. 18]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Acknowledged by:
[***],
as a Group Agent

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

[Signature Page to Administrative Agent Action No. 18]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

ANNEX 3

SCHEDULE OF LENDER COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$[***]
Credit Suisse AG, Cayman Islands Branch	$[***]
ING Capital LLC	$[***]
Deutsche Bank AG, New York Branch	$[***]
KeyBank National Association	$[***]
National Bank of Arizona	$[***]

Exhibit 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.